ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2012, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,963,142 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 11 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual

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term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$902,595,622
Aggregate Outstanding Principal Balance – Treasury Bill	$126,967,239
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.07%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$775,628,383
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.93%
Number of Borrowers	26,565
Average Outstanding Principal Balance Per Borrower	$33,977
Number of Loans	45,092
Average Outstanding Principal Balance Per Loan – Treasury Bill	$25,033
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$19,381
Weighted Average Remaining Term to Scheduled Maturity	204 months
Weighted Average Annual Interest Rate	7.31%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$7,036	*
3.01% to 3.50%	3	91,884	*
3.51% to 4.00%	2	53,022	*
4.01% to 4.50%	0	0	0.0%
4.51% to 5.00%	30	257,670	*
5.01% to 5.50%	686	9,449,267	1.0
5.51% to 6.00%	3,870	60,175,014	6.7
6.01% to 6.50%	8,054	137,954,474	15.3
6.51% to 7.00%	13,277	234,039,043	25.9
7.01% to 7.50%	2,650	54,270,521	6.0
7.51% to 8.00%	6,394	148,528,594	16.5
8.01% to 8.50%	8,346	203,707,843	22.6
Equal to or greater than 8.51%	1,779	54,061,254	6.0

Total	45,092	$902,595,622	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,829	$7,290,832	0.8%
$5,000.00-$ 9,999.99	3,320	23,891,141	2.6
$10,000.00-$14,999.99	3,240	40,931,290	4.5
$15,000.00-$19,999.99	2,998	52,068,787	5.8
$20,000.00-$24,999.99	2,270	50,780,074	5.6
$25,000.00-$29,999.99	1,744	47,939,477	5.3
$30,000.00-$34,999.99	1,540	49,974,981	5.5
$35,000.00-$39,999.99	1,282	47,899,741	5.3
$40,000.00-$44,999.99	1,010	42,855,553	4.7
$45,000.00-$49,999.99	830	39,495,956	4.4
$50,000.00-$54,999.99	738	38,699,781	4.3
$55,000.00-$59,999.99	602	34,582,614	3.8
$60,000.00-$64,999.99	517	32,259,620	3.6
$65,000.00-$69,999.99	495	33,317,382	3.7
$70,000.00-$74,999.99	383	27,713,832	3.1
$75,000.00-$79,999.99	333	25,749,673	2.9
$80,000.00-$84,999.99	302	24,920,742	2.8
$85,000.00-$89,999.99	261	22,809,199	2.5
$90,000.00-$94,999.99	202	18,657,131	2.1
$95,000.00-$99,999.99	190	18,535,703	2.1
$ 100,000.00 and above	1,479	222,222,110	24.6

Total	26,565	$902,595,622	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	40,950	$793,260,389	87.9%
31-60 days	1,537	35,849,914	4.0
61-90 days	727	18,356,139	2.0
91-120 days	449	13,657,130	1.5
121-150 days	292	8,442,890	0.9
151-180 days	254	7,246,547	0.8
181-210 days	217	6,634,786	0.7
Greater than 210 days	666	19,147,827	2.1

Total	45,092	$902,595,622	100.0%

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	69	$20,188	*
4 to12	198	243,852	*
13 to 24	685	1,343,853	0.1%
25 to 36	899	3,208,758	0.4
37 to 48	1,455	6,254,899	0.7
49 to 60	3,001	12,996,766	1.4
61 to 72	1,344	9,021,384	1.0
73 to 84	1,331	10,239,677	1.1
85 to 96	1,775	15,942,528	1.8
97 to 108	2,502	25,644,449	2.8
109 to 120	4,986	50,178,170	5.6
121 to 132	3,070	58,368,069	6.5
133 to 144	2,392	52,276,048	5.8
145 to 156	1,952	40,366,782	4.5
157 to 168	2,235	43,373,623	4.8
169 to 180	3,344	63,731,972	7.1
181 to 192	1,644	36,578,524	4.1
193 to 204	1,229	28,669,532	3.2
205 to 216	1,361	35,207,852	3.9
217 to 228	1,483	43,721,518	4.8
229 to 240	2,418	75,833,457	8.4
241 to 252	1,156	40,116,291	4.4
253 to 264	747	28,637,710	3.2
265 to 276	698	29,465,828	3.3
277 to 288	685	32,334,160	3.6
289 to 300	774	39,909,187	4.4
301 to 312	484	25,644,743	2.8
313 to 324	241	14,977,260	1.7
325 to 336	168	10,710,704	1.2
337 to 348	147	10,879,042	1.2
349 to 360	355	32,000,172	3.5
361 and above	264	24,698,626	2.7
Total	45,092	$902,595,622	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	3,749	$100,419,332	11.1%
Forbearance	3,137	92,649,417	10.3
Repayment
First year in repayment	1,045	47,131,196	5.2
Second year in repayment	842	31,140,484	3.5
Third year in repayment	1,027	34,590,857	3.8
More than 3 years in repayment	35,292	596,664,336	66.1

Total	45,092	$902,595,622	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 88.7 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	11.7	-	243.6
Forbearance	-	4.4	241.2
Repayment	-	-	193.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $100,419,332 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $39,026,685 or approximately 38.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	531	$11,233,475	1.2%
Alaska	98	1,562,568	0.2
Arizona	1,010	21,102,707	2.3
Arkansas	524	9,515,406	1.1
California	5,177	116,566,467	12.9
Colorado	1,003	18,493,227	2.0
Connecticut	351	6,689,409	0.7
Delaware	95	2,127,662	0.2
District of Columbia	187	5,192,368	0.6
Florida	2,266	51,520,758	5.7
Georgia	1,602	36,018,350	4.0
Hawaii	167	2,603,808	0.3
Idaho	246	4,718,175	0.5
Illinois	2,264	40,414,250	4.5
Indiana	686	10,891,246	1.2
Iowa	390	5,860,664	0.6
Kansas	1,130	18,535,808	2.1
Kentucky	363	6,566,167	0.7
Louisiana	1,555	32,114,717	3.6
Maine	111	2,248,870	0.2
Maryland	839	20,205,868	2.2
Massachusetts	655	13,520,056	1.5
Michigan	1,582	33,263,073	3.7
Minnesota	1,214	19,839,913	2.2
Mississippi	633	12,187,531	1.4
Missouri	1,410	27,079,191	3.0
Montana	129	2,268,538	0.3
Nebraska	183	3,574,395	0.4
Nevada	363	7,178,784	0.8
New Hampshire	126	2,523,447	0.3
New Jersey	653	13,870,324	1.5
New Mexico	167	3,596,148	0.4
New York	1,821	38,922,778	4.3
North Carolina	776	15,545,677	1.7
North Dakota	51	728,308	0.1
Ohio	251	4,705,118	0.5
Oklahoma	1,268	21,830,478	2.4
Oregon	1,093	22,018,886	2.4
Pennsylvania	1,065	19,736,185	2.2
Rhode Island	59	1,362,916	0.2
South Carolina	368	7,914,562	0.9
South Dakota	79	1,231,100	0.1
Tennessee	1,117	22,671,722	2.5
Texas	4,411	87,638,788	9.7
Utah	193	3,448,411	0.4
Vermont	35	800,026	0.1
Virginia	991	18,607,684	2.1
Washington	2,123	39,401,715	4.4
West Virginia	124	2,158,080	0.2
Wisconsin	1,062	20,184,572	2.2
Wyoming	77	1,264,786	0.1
Other	418	9,340,459	1.0

Total	45,092	$902,595,622	100.0%

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

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The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	23,701	$407,499,922	45.1%
Other Repayment Options(1)	21,391	495,095,700	54.9

Total	45,092	$902,595,622	100.0%
(1)  Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 2,190 loans with an aggregate outstanding principal balance of $78,611,844 currently in an interest-only period.  These interest-only loans represent approximately 8.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	22,315	$412,302,146	45.7%
Unsubsidized	22,777	490,293,476	54.3

Total	45,092	$902,595,622	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	230	$4,833,419	0.5%
October 1, 1993 through June 30, 2006	44,862	897,762,203	99.5
July 1, 2006 and later	0	0	0.0

Total	45,092	$902,595,622	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,833	$41,104,774	4.6%
College Assist	160	2,931,812	0.3
Educational Credit Management Corporation	1,455	33,452,493	3.7
Great Lakes Higher Education Corporation	1,340	30,615,558	3.4
Illinois Student Assistance Commission	2,099	35,827,254	4.0
Kentucky Higher Education Assistance Authority	228	4,097,603	0.5
Louisiana Office Of Student Financial Assistance	652	10,371,544	1.1
Michigan Guaranty Agency	1,039	18,904,790	2.1
Montana Guaranteed Student Loan Program	11	132,575	*
New Jersey Higher Education Student Assistance Authority	465	8,965,170	1.0
New York State Higher Education Services Corporation	2,391	49,936,271	5.5
Northwest Education Loan Association	1,811	30,640,222	3.4
Oklahoma Guaranteed Student Loan Program	1,368	23,361,526	2.6
Pennsylvania Higher Education Assistance Agency	4,521	89,429,121	9.9
Student Loan Guarantee Foundation of Arkansas	341	5,645,968	0.6
Tennessee Student Assistance Corporation	829	14,259,831	1.6
Texas Guaranteed Student Loan Corporation	4,175	80,211,772	8.9
United Student Aid Funds, Inc.	19,374	422,707,339	46.8

Total	45,092	$902,595,622	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

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SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75

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percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2011, USA Funds held net assets on behalf of the federal reserve fund of approximately $289 million. Through September 30, 2011, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $73 billion.  Also, as of September 30, 2011, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $289 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	0.25%	0.33%	0.38%	0.40%	0.39%

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USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	$15,581	$17,202	$20,067	$7,705	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	40.30%	45.60%	36.19%	32.90%	32.17%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	2.13%	2.07%	1.92%	1.69%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

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